Rule 497(d)


                                     FT 2173

                      Preferred Income Portfolio, Series 32

               Supplement to the Prospectus dated October 6, 2009

         Notwithstanding anything to the contrary in the Prospectus, Stonebridge Advisors, LLC is not acting as sub-Portfolio Supervisor for the Trust.

November 3, 2009